--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                 February 25, 1997

Dear Shareholder,

  We are pleased to present the annual report to shareholders of The Emerging Germany Fund Inc. for the fiscal year ended December 31, 1996.

  Overcoming a weak start, the German economy gathered steam in the second and third quarters of 1996, only to lose momentum again in the fourth quarter. Though unemployment has remained at record levels throughout 1996, the German stock market benefited from low inflation, low interest rates and improving corporate profits, and all major German indices reached new highs in the fourth quarter. In addition, the privatization in November 1996 of Deutsche Telekom has stimulated German private investors' interest in the equity market. The effect on the economy of weak consumer demand and increased public consumption was counterbalanced by healthy export activity, and the outlook for 1997 is favorable, particularly in view of the continuing benefits resulting from corporate restructuring and the development of an equity culture in Germany.

  In the year ended December 31, 1996, the Fund's total net asset value return rose by 16.2% and its total market price return rose by 12.3%, compared with an increase in the DAX100 Index of 17.1% in dollar terms. In the fourth quarter 1996, the Fund's total net asset value return rose by 6.3% compared with an increase in dollar terms of 6.7% for the DAX 100 Index. At December 31, 1996, the Fund had net assets of $149.3 million, or $10.66 per share, compared with $128.9 million or $9.20 per share at the end of fiscal 1995.

  At December 31, 1996, the Fund's invested position comprised 99.9% of net assets and consisted of 46 common stocks and four preferred stocks of German companies.

  We thank our shareholders for their continued interest and support.

                                                 Sincerely,

                                                    [SIGNATURE]
                                                Rolf Passow
                                                Chairman

--------------------------------------------------------------------------------

                             MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

POLITICAL AND ECONOMIC DEVELOPMENTS

  After a downturn at the end of 1995 and in early 1996, the German economy gathered momentum in the second and third quarters of 1996. Fourth-quarter data has not yet been released, but preliminary estimates by the Federal Statistics Office indicate GDP growth of 1.4% for 1996. The economy was mainly supported by exports which rose 4.6%, while domestic demand remained relatively weak. Private consumer demand edged up by a mere 1.4% while capital investment declined by 1% due to weak construction activity. Public consumption, on the other hand, expanded by 2.8% due to the introduction of nursing-care insurance.

  The preliminary 1996 annual averages suggest that the fourth quarter saw little growth, partly because of the volatility in export figures which rose strongly in the third quarter, but which are likely to return to a more sustainable growth rate in the fourth quarter. In addition, the performance of the construction sector suffered in the fourth quarter as a result of bad weather.

  Over the second half of the year, jobless figures rose by an average of 40,000 a month to more than four million in December, bringing the unemployment rate to almost 11%. This has affected consumer confidence and led to sluggish retail spending in the Christmas shopping season, with department store sales in December below their levels in December 1995. Although activity in the consumer sector appears likely to recover only slowly in the first half of 1997, the export outlook for the year remains favorable. The lower external value of the DM, modest wage increases and productivity gains due to rationalization efforts are expected to make German exports more competitive. Moreover, with a steady increase in capacity utilization, investment in machinery and equipment should pick up markedly. German bond yields nearly reached their all-time lows in December 1996. With U.S. inflation expected to accelerate, monetary policy will probably be tightened and, as a result, U.S. bond yields should rise, driving international rates up as well. In Germany, on the other hand, moderate non-inflationary growth, high unemployment rates and budget consolidation should limit the risk of rising bond yields in 1997.

  The political discussion in Germany is currently dominated by the planned income tax reform in 1998/1999. Finance Minister Waigel aims to cut the top income tax rate on private income from 53% to 39% by 1999. The marginal tax rate, now at 29.5%, is scheduled to come down to 20%. The corporate tax on retained profits is to be trimmed from 45% to 35%, and the current levy of 30% on retained profits may be brought down to 25%. The lower tax rates are expected to be financed mainly by a broadening of the tax base, by reducing corporate depreciation allowances and provisioning, and by increasing the taxes on pensions and the proceeds of life insurance policies. Increasing VAT, currently at 15%, by one or two percentage points is also being considered.

STOCK MARKET REVIEW

  During the fourth quarter 1996, the German stock market continued its positive development causing all major German indices to reach new record levels. Improved earnings forecasts, low interest rates and liquidity inflows provided strong support. In DM terms the DAX-Index rose by 8.9% while the DAX100 and the MSCI Germany returned 7.5% and 6.4% respectively. German midcap companies however, gained only 1.3% as measured by the MDAX.

  Hoechst's merger of its specialty chemicals division with Clariant and its takeover bid for the remaining shares of its French subsidiary Roussel Uclaf made for interesting corporate news, and stimulated share prices in the chemical sector. In the course of the fourth quarter, Hoechst's share price gained more than 30%. The escalation of the dispute between Volkswagen and General Motors combined with the risk of huge damage claims depressed Volkswagen's share price. Nevertheless, the automobile sector achieved a return of more than 20% in the fourth quarter. Siemens shares fell significantly on the announcement of disappointing earnings forecasts for 1997, and SAP shares fell by more than 20% in one day following the publication of disappointing third-quarter results.

  After long debate, store hours were extended in November 1996, but so far the anticipated stimulating effect on business, and especially Christmas sales, has failed to materialize. As a consequence, retailers underperformed the market by more than 10%. Utility companies, by contrast, benefited from bad weather conditions and managed to outperform the market.

  A major event in the last three months of the year was the privatization of Deutsche Telekom, which was accomplished through the single largest flotation in Europe. The initial public offering of Deutsche Telekom shares created many first-time investors and is changing German individuals' perception of the stock market. German individual investors hold a very small percentage of their assets in equities compared to U.S. investors.

PORTFOLIO STRATEGY AND REVIEW

  In the year ended December 31, 1996, the Fund's total net asset value return rose by 16.2% and its total market price return rose by 12.3%, compared with an increase in the DAX100 Index of 17.1% in dollar terms. In the fourth quarter of 1996, the Fund's total net asset value return rose by 6.3% compared with a rise in dollar terms of 6.7% in the DAX100 and 5.4% in the MSCI-Germany Index. In the same period, the DAX Index gained 8.1% while the MDAX rose by only 0.5%.

  However, since the broadening in April 1996 of the Fund's investment mandate to permit the Fund to invest in the German equity market without regard to the market capitalization of German companies, the Fund's total net asset value return rose by 16.3% compared to a rise of 14.7% in the DAX, 15.2% in the DAX100 and 12.8% in the MSCI Germany.

  The Fund continued significantly to overweight chemicals and healthcare companies. Continuing restructuring, rising demand for chemicals worldwide and favorable currency conditions imply further appreciation potential. At the end of 1996, HOECHST represented the largest position in the Fund.

  The Fund also continued to increase its weighting in banking by adding to its positions in BAYERISCHE VEREINSBANK and BAYERISCHE HYPOTHEKEN- UND WECHSEL-BANK. However, Bankgesellschaft Berlin was sold, as was Victoria Holding in the insurance sector. In the utilities sector the Fund increased its position in VEBA and RWE, and sold Berliner Kraft und Licht. In the consumer sector the Fund acquired a position in WELLA, one of the world's leading hair care companies.

  In the raw and basic materials sector the Fund sold its position in Preussag and invested in KRUPP HOESCH, the world's largest stainless steel producer. Krupp also operates in machinery, plant construction, automotive components, processing and trading. Krupp is in the midst of an aggressive cost cutting program and is considering a technology modernization plan. In the capital goods sector the Fund reduced its positions in Siemens and Linde, and sold Kampa Haus. The Fund participated in the privatization of DEUTSCHE TELEKOM by acquiring American Depositary Shares representing shares of Deutsche Telekom.

  In the area of transportation services, the Fund acquired a position in SIXT. Sixt is Germany's leading car rental company with an overall market share of approximately 20% and a market share of almost 65% in the higher margin and less cyclical business traveler segment. Sixt is also engaged in the leasing business and trades the used motor vehicles from its rental fleet. Based on its first class service, its aggressive and well received marketing efforts, and its cooperation with Lufthansa, Deutsche Bahn, travel agents and hotel chains, Sixt should continue to gain market share which should have a positive effect on future earnings.

  RCM Capital Management, L.L.C., the Fund's investment manager, believes that the outlook for the stock market in 1997 remains favorable. Improved export prospects due to the DM's lower external value, falling unit labor costs and continuing restructuring measures should lead to strong profit growth. Moreover, low interest rates have made equities more attractive, therefore investors should tend to give preference to shares over bonds. This trend should be supported by the anticipated reform of the German company law and the development of an equity culture in Germany.

Stocks of the following companies represented the Fund's ten largest positions at December 31, 1996:

                                                    MARKET VALUE   PERCENT OF
COMPANY                                                IN USD      NET ASSETS
--------------------------------------------------  ------------   ----------
Hoechst AG........................................  $ 10,630,727       7.1%
Daimler-Benz AG...................................    10,333,398       6.9%
Bayer AG..........................................     9,183,077       6.2%
Veba AG...........................................     8,676,156       5.8%
BASF AG...........................................     6,742,055       4.5%
Volkswagen AG.....................................     6,239,033       4.2%
Allianz AG Holding................................     5,459,154       3.7%
Bayerische Hypotheken- und Wechsel-Bank AG........     5,294,242       3.5%
Munchener Ruckversicherungs-Gesellschaft AG.......     4,997,725       3.3%
Bayerische Vereinsbank AG.........................     4,928,836       3.3%
                                                    ------------       ---
                                                    $ 72,484,403      48.5%
                                                    ------------       ---
                                                    ------------       ---

PERCENT OF NET ASSETS BY INDUSTRY

                                                                                                        PERCENT OF
INDUSTRY CLASS                                                                                          NET ASSETS
----------------------------------------------------------------------------------------------------  ---------------
Chemicals and Textiles..............................................................................          20.6%
Banking.............................................................................................          14.2%
Automotive Related..................................................................................          12.3%
Utilities...........................................................................................          11.1%
Insurance...........................................................................................           8.7%
Industrial Equipment................................................................................           7.7%
Drugs and Hospital Supplies.........................................................................           6.0%
Raw and Basic Materials.............................................................................           4.1%
Household Related Non-Durables......................................................................           3.6%
Building and Construction...........................................................................           2.7%
Technology Services.................................................................................           2.7%
Communication Services..............................................................................           2.0%
General Retail......................................................................................           1.3%
Transportation Services.............................................................................           1.1%
Other Consumer Durables.............................................................................           0.9%
Media Services......................................................................................           0.5%
Electronics and New Technology......................................................................           0.4%
                                                                                                               ---
  Percent of Net Assets in German Securities........................................................          99.9%
                                                                                                               ---
                                                                                                               ---

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Emerging Germany Fund Inc.:

  We have audited the accompanying statement of assets and liabilities of The Emerging Germany Fund Inc. (the "Fund"), including the statement of investments in securities and net assets, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Emerging Germany Fund Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 20, 1997

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
INVESTMENTS IN SECURITIES AND NET ASSETS
DECEMBER 31, 1996

---------------------------------------------------------------------------
   SHARES                EQUITY INVESTMENTS                MARKET VALUE

---------------------------------------------------------------------------
CONSUMER DURABLES SECTOR--13.2%
               AUTOMOTIVE RELATED--12.3%
      100,000  Continental AG.........................  $         1,800,221
      150,000  Daimler-Benz AG *......................           10,333,398
       15,000  Volkswagen AG..........................            6,239,033
                                                        -------------------
                                                                 18,372,652
                                                        -------------------
               OTHER CONSUMER DURABLES--0.9%
        5,000  Friedrich Grohe AG Pfd.................            1,381,036
                                                        -------------------
CONSUMER NON-DURABLES SECTOR--4.9%
               GENERAL RETAIL--1.3%
       50,000  Douglas Holding AG.....................            1,965,945
               HOUSEHOLD RELATED
                 NON-DURABLES--3.6%
       15,000  Adidas AG..............................            1,296,549
        1,500  Hugo Boss AG Pfd.......................            1,884,383
        4,000  Wella AG...............................            2,144,668
                                                        -------------------
                                                                  5,325,600
                                                        -------------------
CYCLICAL/CAPITAL GOODS SECTOR--36.2%
               BUILDING AND CONSTRUCTION--2.7%
       20,000  Bilfinger & Berger Bau AG..............              734,386
        7,000  Dyckerhoff AG Pfd......................            1,933,450
        7,500  Industrieverwaltungs-Gesellschaft
                 AG--New..............................              250,049
       30,000  Industrieverwaltungs-Gesellschaft AG...            1,035,290
                                                        -------------------
                                                                  3,953,175
                                                        -------------------
               CHEMICALS AND TEXTILES--20.6%
      175,000  BASF AG................................            6,742,055
      225,000  Bayer AG...............................            9,183,077
       30,000  Henkel KGaA Pfd........................            1,507,116
       15,724  Henkel KGaA *..........................              754,163
      225,000  Hoechst AG.............................           10,630,727
       70,000  SKW Trostberg AG.......................            1,902,061
                                                        -------------------
                                                                 30,719,199
                                                        -------------------
               INDUSTRIAL EQUIPMENT--7.7%
        2,500  Buderus AG.............................            1,234,809
       47,500  Durr AG................................            1,503,379
        5,000  IWKA AG................................            1,186,066
        2,500  Linde AG...............................            1,527,263
        8,500  Mannesmann AG..........................            3,684,604
       50,000  Siemens AG.............................            2,355,885
                                                        -------------------
                                                                 11,492,006
                                                        -------------------
---------------------------------------------------------------------------
   SHARES                EQUITY INVESTMENTS                MARKET VALUE
---------------------------------------------------------------------------
               RAW AND BASIC MATERIALS--4.1%
        2,500  Degussa AG.............................  $         1,131,637
        7,500  Fried. Krupp AG Hoesch-Krupp...........            1,213,687
       30,000  SGL Carbon AG..........................            3,782,414
                                                        -------------------
                                                                  6,127,738
                                                        -------------------
               TRANSPORTATION SERVICES--1.1%
       75,000  Lufthansa AG...........................            1,023,591
        1,491  Sixt AG................................              542,640
                                                        -------------------
                                                                  1,566,231
                                                        -------------------
HEALTHCARE SECTOR--6.0%
               DRUGS AND HOSPITAL SUPPLIES--6.0%
        5,000  Altana AG..............................            3,892,897
       30,000  Gehe AG................................            1,920,452
       18,000  Schering AG............................            1,519,594
       22,500  Schwarz Pharma AG......................            1,666,992
                                                        -------------------
                                                                  8,999,935
                                                        -------------------
INTEREST SENSITIVE SECTOR--34.0%
               BANKING--14.2%
      175,000  Bayerische Hypotheken-und Wechsel-Bank
                 AG...................................            5,294,242
      120,000  Bayerische Vereinsbank AG..............            4,928,836
      151,500  BHF-Bank AG **.........................            3,475,629
       50,000  Commerzbank AG.........................            1,270,553
      100,000  Deutsche Bank AG.......................            4,672,775
       35,000  DT Pfandbrief- und Hypothekenbank AG...            1,580,198
                                                        -------------------
                                                                 21,222,233
                                                        -------------------
               INSURANCE--8.7%
        3,000  Allianz AG Holding.....................            5,459,154
       17,500  CKAG Colonia Konzern AG................            1,444,401
        3,000  DBV Holding AG.........................            1,019,692
        2,000  Munchener Ruckversicherungs-
                 Gesellschaft AG......................            4,997,725
                                                        -------------------
                                                                 12,920,972
                                                        -------------------
               UTILITIES--11.1%
        4,000  Rheinelektra AG........................            3,197,504
      110,000  RWE AG **..............................            4,661,078
      150,000  Veba AG................................            8,676,155
                                                        -------------------
                                                                 16,534,737
                                                        -------------------

    The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------
   SHARES                EQUITY INVESTMENTS                MARKET VALUE
---------------------------------------------------------------------------
TELEMEDIA/SERVICES SECTOR--2.5%
               COMMUNICATION SERVICES--2.0%
      150,000  Deutsche Telekom AG *..................  $         3,056,250
                                                        -------------------
               MEDIA SERVICES--0.5%
        1,250  Axel Springer Verlag AG................              743,322
                                                        -------------------
TECHNOLOGY SECTOR--3.1%
               ELECTRONICS AND NEW TECHNOLOGY--0.4%
       15,000  eff-eff Fritz Fuss GmbH & Co...........              623,905
                                                        -------------------
               TECHNOLOGY SERVICES--2.7%
       30,000  SAP AG.................................            4,084,616
                                                        -------------------
               Total Equity Investments
                 (Cost $122,133,821)-- 99.9%..........          149,089,552
               Other Assets Less Liabilities--0.1%....              209,293
                                                        -------------------
               Net Assets--100.0%.....................  $       149,298,845
                                                        -------------------
                                                        -------------------

----------------
Percentages are of net assets.

 *  Non-income producing security.

**  Part of this security is on loan (Note 1).

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------

ASSETS:
Investments in securities, at value
  (cost $122,133,821) (Note 1).....  $ 149,089,552
Cash...............................         94,231
Foreign currency, at value
  (cost $1,041,432)................      1,050,981
Dividends and dividend reclaims
  receivable.......................        131,118
Prepaid assets.....................         19,468
Interest receivable................          5,123
Cash held as collateral for
  securities loaned (Note 1).......      6,683,752
                                     -------------
    Total Assets...................    157,074,225
                                     -------------
LIABILITIES:
Payable for investments
  purchased........................        534,548
Payable for dividend distribution
  (Note 1).........................        280,167
Payable for:
  Investment advisory and
   administrative fees (Note 5)....        115,814
  Audit fees.......................         56,601
  Custodian fees...................         45,278
  Directors' fees and expenses.....         33,249
  Accrued expenses.................         25,971
Collateral for securities loaned
  (Note 1).........................      6,683,752
                                     -------------
    Total Liabilities..............      7,775,380
                                     -------------
NET ASSETS.........................  $ 149,298,845
                                     -------------
                                     -------------
NET ASSETS CONSIST OF:
Paid-in capital (Note 3)...........  $ 142,013,476
Undistributed net investment
  income...........................          2,793
Accumulated net realized loss on
  investments and foreign currency
  transactions.....................    (19,676,454)
Net unrealized appreciation on
  investments and translation of
  other assets and liabilities in
  foreign currency.................     26,959,030
                                     -------------
NET ASSETS.........................  $ 149,298,845
                                     -------------
                                     -------------
NET ASSET VALUE PER SHARE
  ($149,298,845  DIVIDED BY
  14,008,334 shares outstanding)...  $       10.66
                                     -------------
                                     -------------

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------

INVESTMENT INCOME:
Income:
  Dividends (net of foreign
   withholding tax of $254,581).....  $ 2,308,960
  Interest..........................       94,160
                                      -----------
    Total income....................    2,403,120
                                      -----------
Expenses:
  Investment advisory and
   administrative fees (Note 5).....    1,297,639
  Custodian fees....................      142,951
  Proxy solicitation................       92,574
  Legal fees........................       81,476
  Insurance.........................       77,245
  Audit and tax fees................       71,890
  Directors' fees (Note 5)..........       70,000
  Printing..........................       50,591
  NYSE listing......................       24,230
  Transfer agent....................       18,671
  Miscellaneous.....................       19,302
                                      -----------
    Total expenses..................    1,946,569
                                      -----------
Net investment income...............      456,551
                                      -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized gain on investments....    1,623,950
Net realized loss on foreign
 currency transactions..............     (173,591)
                                      -----------
  Net realized gain.................    1,450,359
                                      -----------
Net change in unrealized
 appreciation on investments and
 translation of other assets and
 liabilities in foreign currency....   18,739,790
                                      -----------
  Net realized and unrealized gain
   during the year..................   20,190,149
                                      -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................  $20,646,700
                                      -----------
                                      -----------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1996 AND 1995
--------------------------------------------

                                  1996            1995
                             --------------  --------------
OPERATIONS:
Net investment income......  $      456,551  $      996,206
Net realized gain (loss) on
  investments and foreign
  currency transactions....       1,450,359      (9,174,549)
Net change in unrealized
  appreciation on
  investments and
  translation of other
  assets and liabilities in
  foreign currency.........      18,739,790       8,173,490
                             --------------  --------------
Net increase (decrease) in
  net assets resulting from
  operations...............      20,646,700          (4,853)
DISTRIBUTIONS TO
  SHAREHOLDERS FROM: (NOTE
  1)
Net investment income......        (280,167)       --
                             --------------  --------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS............      20,366,533          (4,853)
NET ASSETS:
Beginning of year..........     128,932,312     128,937,165
                             --------------  --------------
End of year*...............  $  149,298,845  $  128,932,312
                             --------------  --------------
                             --------------  --------------

----------------
*Includes undistributed net
  investment income of.....  $        2,793  $     --
                             --------------  --------------
                             --------------  --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------
THE EMERGING GERMANY FUND INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
--------------------------------------------

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
The Emerging Germany Fund Inc. (the "Fund") was incorporated in the State of Maryland on February 2, 1990 as a non-diversified, closed-end management investment company and registered under the Investment Company Act of 1940.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with United States generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities. Actual results may differ from these estimates.

A. SECURITIES VALUATIONS: Investments for which market quotations are readily available are valued at the closing price on the day of valuation. Securities for which market quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

  Short-term debt securities that mature in less than 60 days are valued at amortized cost.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the date of purchase or sale. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Interest income, foreign taxes and expenses are accrued daily. Dividends are recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and withholding taxes are translated on the respective dates of such transactions. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date and foreign currency transactions. The Fund does not isolate that portion of foreign currency exchange fluctuation on investments from unrealized appreciation and depreciation which arises from changes in market prices. Such fluctuations are included with the net unrealized appreciation or depreciation on investments.

D. FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal or excise taxes on income and capital gains. At December 31, 1996, the Fund had a capital loss carryforward of $18,933,193 available to offset future capital gains, of which $2,994,152 expires in 2003, $1,223,907 expires in 2001, $11,864,575 expires in 2000 and $2,850,559 expires in 1999.

  In addition, from November 1, 1996 through December 31, 1996, the Fund incurred approximately $743,261 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 1997.

E. LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. At December 31, 1996, stocks with an aggregate value of $6,367,193 were on loan to brokers. The loans were secured by cash collateral of $6,683,752, received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 104.5% of the market value of the loaned securities during the period of the loan. For the year ended December 31, 1996, net securities lending income was $30,581 and is included in interest income. As with other extensions of credit, the Fund may bear the risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

F. DISTRIBUTIONS: Distributions declared to shareholders in a given year are recorded by the Fund at fiscal year end. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses as a result of wash sales and passive foreign investment companies.

  On December 16, 1996 a dividend was declared to shareholders of record on December 31, 1996. A $0.02 per share dividend from net investment income was paid on January 15, 1997.

NOTE 2. INVESTMENT IN FOREIGN SECURITIES
                          Investing in foreign equity securities involves significant risks, some of which are not typically associated with investments of domestic origin. The Fund's investments in foreign markets subject the Fund to the risk of foreign currency exchange rate fluctuations, perceived credit risk and adverse economic and political developments. In addition, foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less governmental supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays. Since the Fund concentrates its investments in German companies, it may be subject to greater risks and market fluctuations than other more diversified portfolios.

NOTE 3. CAPITAL SHARES
At December 31, 1996, the Fund had one class of common stock, par value $0.001 per share, of which 100,000,000 shares were authorized and 14,008,334 shares were outstanding. There were no transactions in the Fund's capital stock for the year ended December 31, 1996.

NOTE 4. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1996, purchases and sales proceeds of investment securities by the Fund, other than U.S. government obligations and short-term securities, aggregated $126,724,864 and $119,718,496, respectively. Purchases and maturities of U.S. government obligations aggregated $2,093,547 and $2,227,000, respectively. At December 31, 1996, the aggregate cost of investments was substantially the same for book and federal income tax purposes. Gross unrealized appreciation and depreciation of investments aggregated
$29,445,953 and $2,490,222, respectively, resulting in net unrealized appreciation of $26,955,731 at December 31, 1996.

NOTE 5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
Effective November 1, 1996, RCM Capital Management, L.L.C. ("RCM"), a wholly owned subsidiary of Dresdner Bank AG ("Dresdner Bank"), an international banking organization headquartered in Frankfurt, Germany, became the Fund's investment manager. Dresdner Kleinwort Benson North America LLC ("DKBNA") (Dresdner Securities (USA) Inc. prior to September 1, 1996), the Fund's investment manager prior to November 1, 1996, is also a wholly owned subsidiary of Dresdner Bank. In connection with a reorganization of various investment management operations of the Dresdner Bank group of companies, DKBNA transferred the investment management functions to RCM. The Fund sought and obtained prior approval of a new management agreement from the Fund's Board of Directors and from the Fund's stockholders at a special meeting of stockholders of the Fund held on October 4, 1996. The terms of the new management agreement are substantially the same as those of the previous management agreement. Certain DKBNA personnel who provided portfolio advisory and administrative services to the Fund continue to provide the Fund with these services.

  RCM manages the Fund's investments and provides various administrative services, subject to the authority of the Board of Directors. The Fund pays investment advisory and administrative fees monthly at an annual rate of 1.00% of the average weekly net assets of the Fund up to $100,000,000 and at an annual rate of 0.80% of such assets in excess of $100,000,000. For the year ended December 31, 1996, the Fund recorded investment advisory and administrative fees aggregating $1,297,639.

  The Fund pays each of its Directors who is not an interested person of the Fund $7,500 annually plus $750 for each meeting of the Board attended.

--------------------------------------------------------------------------------
NOTE 6. FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK
OUTSTANDING DURING EACH OF THE SIX YEARS ENDED DECEMBER 31, 1996
AND THE PERIOD APRIL 5, 1990 TO DECEMBER 31, 1990
--------------------------------------------------------------------------------

                                                           YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------------------------------
                                   1996+        1995         1994          1993         1992         1991         1990
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period.......................  $      9.20   $    9.20   $      9.80   $      7.45   $    8.86   $      9.40   $   11.06*
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
Net investment income.........         0.03        0.07          0.03          0.03        0.07          0.07        0.16
Net realized and unrealized
 gain (loss) on investments...         1.45       (0.07)        (0.51)         2.44       (1.37)        (0.38)      (1.62)
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
Net increase (decrease) in net
 asset value resulting from
 investment operations........         1.48        0.00         (0.48)         2.47       (1.30)        (0.31)      (1.46)
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
Distributions:
  Net investment income.......        (0.02)      (0.00)        (0.00)        (0.00)      (0.07)        (0.07)      (0.16)
  Net realized gain on
   investments................        (0.00)      (0.00)        (0.12)        (0.00)      (0.04)        (0.16)      (0.04)
  In excess of realized gains
   and foreign currency
   transactions...............        (0.00)      (0.00)        (0.00)        (0.12)      (0.00)        (0.00)       0.00
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
    Total distributions.......        (0.02)+++   (0.00)        (0.12)+++     (0.12)+++   (0.11)        (0.23)+++   (0.20)
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
NET ASSET VALUE, END OF
 PERIOD.......................  $     10.66   $    9.20   $      9.20   $      9.80   $    7.45   $      8.86   $    9.40
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
MARKET VALUE, END OF
 PERIOD***....................  $      8.13   $    7.25   $      7.38   $      9.38   $    6.38   $      7.75   $    7.88
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
TOTAL MARKET VALUE
 RETURN++++...................       12.34%      (1.69%)      (20.07%)       49.09%     (16.50%)        1.10%      32.64%
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Average commission rate paid
 per share++..................  $    0.1762      --           --            --           --           --           --
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
Net assets, end of period (in
 000's).......................  $   149,299   $ 128,932   $   128,937   $   137,311   $ 104,399   $   124,069   $ 131,747
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
Ratio of expenses to average
 net assets...................        1.42%       1.51%         1.40%         1.46%       1.49%         1.70%       1.51%**
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
Ratio of net investment income
 to average net assets........        0.33%       0.76%         0.34%         0.40%       0.76%         0.76%       3.62%**
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
Portfolio turnover............          90%         40%           91%           98%         54%           52%         13%
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------
                                -----------   ---------   -----------   -----------   ---------   -----------   ---------

--------------

         + On November 1, 1996, RCM Capital Management, L.L.C. became the investment manager (see Note 5).
        ++ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
         * Represents initial net asset value of $12.00, less underwriting commission of $0.84 and offering expenses of $0.10.
        ** Annualized.
       *** Closing price -- New York Stock Exchange.
       +++ The ex-dividend date was after the end of the fiscal year.
      ++++ The total market value return calculation includes reinvestment of dividends in the year declared.

                         THE EMERGING GERMANY FUND INC.
                          STOCKHOLDER MEETINGS RESULTS
                                  (UNAUDITED)

  An Annual Meeting of Stockholders of The Emerging Germany Fund Inc. (the "Fund") was held on Friday, April 26, 1996. The number of shares issued, outstanding and eligible to vote as of March 8, 1996 was 14,008,334. The matters voted upon by stockholders and the resulting votes for each matter are presented below:

1. To elect four Directors of the Fund, each to hold office for a term of three years and until his successor is duly elected and qualified.

                                                                             FOR       WITHHOLD
                                                                        -------------  ---------
Hansgeorg B. Hofmann..................................................     10,760,949    909,944
James E. Dowd.........................................................     10,763,833    888,379
Siegfried A. Kessler..................................................     10,760,633    891,582
Rolf Passow...........................................................     10,760,863    909,727

2. To act upon a proposal to amend the Fund's investment policies (i) to reduce from 90% to 65% the minimum amount of the Fund's total assets required to be invested in equity and equity-linked securities of German companies, and (ii) to authorize the Fund to invest in such securities without any restrictions based on the size of German companies.

   For: 7,421,678; Against: 748,310; Abstain: 93,905.

3. To ratify the selection by the Board of Directors of Coopers & Lybrand L.L.P. as independent accountants of the Fund for the Fund's fiscal year ending December 31, 1996.

   For: 11,002,958; Against: 584,964; Abstain: 95,870.

  A Special Meeting of Stockholders of the Fund was held on Friday, October 4, 1996. The number of shares issued, outstanding and eligible to vote as of August 20, 1996 was 14,008,334. The matter voted upon by stockholders and the resulting votes for the matter are presented below:

1. To act upon a proposal to approve an Investment Advisory and Administration Agreement between the Fund and RCM Capital Management, L.L.C., a wholly owned subsidiary of Dresdner Bank AG, pursuant to which RCM Capital Management, L.L.C. will provide all investment management and administrative services necessary for the Fund's operations.

   For: 10,184,952; Against: 489,158; Abstain: 145,633.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TAX INFORMATION
                                  (UNAUDITED)

  During the taxable year ended December 31, 1996, the Fund paid foreign taxes of $254,581 and the Fund recognized $2,618,613 of foreign source income. Pursuant to Section 853 of the Code, the Fund designates $0.018 per share of foreign taxes paid and $0.19 of income from foreign sources received in the taxable year ended December 31, 1996.

THE EMERGING GERMANY FUND INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

Rolf Passow, Chairman*
Robert J. Birnbaum
Carroll Brown
Theodore J. Coburn
James E. Dowd**
Alfred W. Fiore
George N. Fugelsang*
Siegfried A. Kessler**
Gottfried W. Perbix**
Jacob Saliba

 * Interested person within the meaning of the Investment Company Act of 1940 ** Member, Audit Committee

--------------------------------------------------------------------------------

OFFICERS
William S. Stack, President
Barbel Lenz, Vice President
Alexandra Simou, Secretary
Caroline M. Hirst, Treasurer and Assistant Secretary
Judith W. O'Connell, Assistant Treasurer
Jennie M. Wong, Assistant Treasurer
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND MANAGER
RCM Capital Management, L.L.C.
Four Embarcadero Center
San Francisco, California 94111

--------------------------------------------------------------------------------

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
DIVIDEND PAYING AGENT
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109
LEGAL COUNSEL
Shaw, Pittman, Potts & Trowbridge
2300 N Street, N.W.
Washington, D.C. 20037

                         THE EMERGING GERMANY FUND INC.

                               SUMMARY OF GENERAL
                                  INFORMATION
---------------------------------------

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Exchange Composite Transaction section of THE WALL STREET JOURNAL (designation "EmergGerFd" under the letter "G"). The Fund's NYSE trading symbol is "FRG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, as well as in BARRON'S and other newspapers in a table called "Closed End Funds." Additional information about the Fund is available by calling 1-800-356-6122.

DIVIDEND REINVESTMENT PLAN

  Through the Fund's voluntary Dividend Reinvestment Plan, shareholders may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

      This report, including the financial statements herein, is furnished to shareholders of The Emerging Germany Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
      All references in this report to "dollars" or "$" are to United States dollars.
      Comparisons between changes in the Fund's net asset value per share and changes in the DAX100 Index should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Deutsche Mark/ dollar exchange rate.

                                     [LOGO]

                                  THE EMERGING
                               GERMANY FUND INC.

                                 ANNUAL REPORT
                               DECEMBER 31, 1996

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